UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2019
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RICEBRAN TECHNOLOGIES
 (Exact Name of Registrant as Specified in Charter)
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California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Lake Robbins Drive, Suite 250 The Woodlands, TX	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 675-2421

(Former name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

Execution of Asset Purchase Agreement

On April 4, 2019, RiceBran Technologies (the “Company”) closed a transaction pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) entered into with MGI Grain Processing, LLC (“MGI”) on April 1, 2019. Pursuant to the Purchase Agreement, the Company purchased substantially all the assets of MGI for an aggregate purchase price of $3,794,961.87 that was paid as follows: (i) $3,544,961.87 was paid to MGI at closing; and (ii) $250,000 was deposited in an escrow account to be held for 60 days used to satisfy any indemnification obligations of MGI that may arise. The purchase price paid by the Company at the closing remains subject to adjustment 120 days after the closing if the final net working capital is more or less than the estimated net working capital amount, as described in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and indemnification provisions. Specifically, the Purchase Agreement contains post-closing indemnification provisions pursuant to which the Company and MGI have agreed to indemnify each other for losses arising or resulting from certain events, including breaches of representations and warranties, covenants and certain other matters. In connection with the closing of the transactions pursuant to the Purchase Agreement, the Company also entered into certain other agreements, including an employment agreement pursuant to which an officer of MGI will provide the Company with certain services.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit
No.	Description

10.01	Asset Purchase Agreement with MGI Grain Processing, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: April 4, 2019	By:	/s/ Dennis Dykes
Dennis Dykes,
Chief Financial Officer
(Duly Authorized Officer)